Exceptional items	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Exceptional items	Exceptional items
Exceptional items are made up as follows:

	Year ended December 31, 2023	Year ended December 31, 2022	Year ended December 31, 2021
	€m	€m	€m
Distribution network integration (1)	—	2.2	—
Fortenova Acquisition integration costs (2)	4.3	9.5	3.5
Findus Switzerland integration costs (3)	—	8.2	6.2
Brexit (4)	—	—	5.3
Business Transformation program (5)	68.4	37.0	18.8
Information Technology Transformation program (6)	0.6	4.4	4.2
Factory optimization (7)	—	3.5	4.9
Settlement of legacy matters (8)	(0.8)	(28.9)	(2.6)
Impairment of customer relationships (9)	—	5.8	—
Release of indemnification assets (10)	—	7.0	5.0
Total exceptional items	72.5	48.7	45.3
We do not consider these items to be indicative of our ongoing operating performance.
(1)Distribution network integration
In 2022, the Company restructured its sales operations in northern Italy, replacing direct sales to thousands of customers with a streamlined distributor network. The program consisted of expenses relating to restructuring and new systems and was completed in 2023.
(2)Fortenova Acquisition integration costs
The Company completed the acquisition of the Fortenova Group’s Frozen Food Business Group on September 30, 2021, following which the Company began an integration project which was completed in 2023. Integration expenses incurred relate to external consultancy costs, organizational structure alignment to Nomad design, systems configuration and roll-out of our controls environment to the acquired business.
(3)Findus Switzerland integration costs
The Company completed the acquisition of Findus Switzerland on December 31, 2020, following which the Company commenced an integration project which was completed in 2022. Integration expenses incurred related to external consultancy costs, organizational structure alignment to Nomad design and roll-out of the Nomad ERP system.
(4)Brexit
As part of the process of the United Kingdom exiting the European Union, commonly referred to as Brexit, the Company has incurred expenses to prepare for, and respond to, changes impacting our supply chain. Whilst an agreement with the EU was reached on December 24, 2020, border control processes remain in a period of transition. Expenses in 2021 relate to project costs and the write-off of system development costs no longer required due to changes in regulations and the Company's approach to handling Brexit-related logistic issues.
(5)Business Transformation program
In 2020, the Company launched the first phase of a multi-year, enterprise-wide transformation and optimization program which continued to progress in the current year. Over the next few years, additional transformation phases will be implemented. Progress of the project is ongoing, there remain certain phases to be implemented. The program aims to standardize, simplify and automate end-to-end business processes. This will enable key decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. Execution of the business transformation program will include the evaluation and implementation of a new ERP system.

Expenses incurred to date consist of restructuring, severance and transformational project costs, including business technology transformation initiative costs and related professional fees.
(6)Information Technology Transformation program
In 2021, the Company launched a program to transform the Information Technology (“IT”) operating model, specifically to modernize the end-to-end technology estate to support current and future complex and evolving business needs driven by acquisitions and organic growth. Among the many changes made, the program moved our operating model to a cloud-hosted solution, which better deploys new services to the business and end user, including application management, supporting a diverse workforce across multiple locations and languages, as well as deploying artificial Intelligence assisted tools. Other key components of the program included the Company’s cyber security services to adapt to rapidly changing threats and a change of IT service partners to enable one-off renovation and uplift of capabilities across the business. The program was completed in 2023.
(7)Factory optimization
In 2018, the Company initiated a three-year factory optimization program. The focus of the program was to develop a new suite of standard manufacturing and supply chain processes, that provides a single network of optimized factories. The program is expected to provide a number of benefits, including an optimized supply chain infrastructure, benefits derived from the implementation of a standardized global manufacturing and planning processes, and an increased level of sustainable performance improvement. Due to delays in delivering the program across the Nomad manufacturing portfolio due to various government lockdowns and travel bans, the project was extended for an additional year through to its completion in 2022.
(8)Settlement of legacy matters

A net income of €0.8 million has been recognized associated with the release of acquired provisions relating to periods prior to acquisition by the Company and other gains or charges associated with items that were originally recognized as exceptional (year ended December 31, 2022: net income of €28.9 million, year ended December 31, 2021: net income of €2.6 million).
The 2022 net income includes €27.9 million recognized as the Company received favorable rulings on a series of registration tax claims in relation to an acquisition in 2010, prior to the formation of the Company in 2014. As a result, the Company received a refund of the payments made in 2013 and 2018 in addition to interest. Income has been recognized net of associated professional fees.
(9)Impairment of customer relationships
An impairment of intangible fixed assets expense has been recognized in the year ended December 31, 2022 relating to our food service customer relationships in Sweden.
(10)Release of indemnification assets
The charges for the release of indemnification assets relates to the release of shares held in escrow associated with the acquisition of the Findus Group in 2015.
Tax impact of exceptional items
The tax impact of the exceptional items amounts to a credit of €17.3 million in the year ended December 31, 2023 (year ended December 31, 2022: €5.8 million, year ended December 31, 2021: €8.4 million).
Cash flow impact of exceptional items
Included in the Consolidated Statements of Cash Flows for the year ended December 31, 2023 is €67.6 million of cash outflows (year ended December 31, 2022: net cash outflows of €40.8 million, year ended December 31, 2021: cash outflows of €48.8 million) relating to exceptional items. This includes cash flows related to the above items as well as the cash impact of the settlement of provisions brought forward from previous accounting periods.